Pillsbury Winthrop Shaw Pittman LLP

2550 Hanover Street | Palo Alto, CA 94304-1115 | tel 650.233.4500 | fax 650.233.4545

James J. Masetti

tel 650.233.4754

jim.masetti@pillsburylaw.com

February 19, 2013

Securities and Exchange Commission

100 F Street, N.W., Mail Stop 3561

Washington, D.C. 20549

Attention:	Barbara C. Jacobs Assistant Director

Re:	Violin Memory, Inc. Confidential Draft Registration Statement on Form S-1 CIK No. 1407190

Dear Ms. Jacobs:

Violin Memory, Inc. (the “Registrant”) hereby provides the following information in response to the comments received from the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”) in its letter to the Registrant dated December 20, 2012. The number of the responses and the headings set forth below correspond to the numbered comments and headings in the letter from the Staff.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Critical Accounting Policies and Estimates

Stock-Based Compensation

Stock-Based Compensation Expense, page 60

1.

We note your disclosure of stock-based compensation expense you expect to recognize in future periods based on outstanding awards as of October 31, 2012. As previously requested, please revise your disclosure to include the expected impact on stock-based compensation expense of awards issued subsequent to the most recent balance sheet date. In this regard, the RSU’s granted on November 15, 2012 do not appear to have been considered

February 19, 2013

in your disclosure of expected stock-based compensation expense for future periods. Please continue to update your disclosures for all equity related transactions subsequent to this request through the effective date of the registration statement.

Response: In response to the Staff’s comment, the Registrant has revised its disclosure on page 60. The Registrant will update its disclosures for all equity related transactions subsequent to this request through the effective date of the registration statement.

2.	We note your disclosure on page 63 that the “OPM treats common stock and convertible preferred stock as call options on an enterprise value.” Please note that the OPM treats common stock and preferred stock as call options on the enterprise’s equity value. Please revise your disclosure accordingly.

Response: In response to the Staff’s comment, the Registrant has revised its disclosure on page 63.

3.	We note your response to prior comments 5 and 6. Considering that you concluded that the secondary common stock sales were not disorderly it is unclear to us why you would use the price of the common stock as an input to a valuation model rather than use the price itself. In this regard, we note that observable market prices of identical equity instruments are the best evidence of fair value. Please explain to us why you concluded that it was more appropriate to use the price of the secondary common stock sales in the reverse OPM rather than use the observable price of the common stock as fair value.

Response: As there were contemporaneous sales of both the Registrant’s common stock and preferred stock, the Registrant used the price of the common stock as an input to its valuation model rather than the price itself because the Registrant believes it was appropriate to apply valuation methodologies considering the totality of observable market price data for the Registrant’s equity instruments. It was, therefore, necessary to consider the totality of this market price data in a non-IPO exit scenario since the terms of the Registrant’s Articles of Incorporation, which reflect the superior liquidation rights of its preferred stock, would determine the distribution of consideration to the various common and preferred stockholders.

February 19, 2013

Specifically, the Registrant considered both the secondary prices of common stock sales and the Series D preferred stock issuance price in a non-IPO scenario. Both were used in the reverse OPM and judgmental weighting was applied to derive the enterprise value for the non-IPO scenario. The weighting of the used for common share reverse OPM increased over time to 75% as of the November 2012 valuation. The following factors were considered in the Registrant’s valuation approach under the non-IPO scenarios:

1)	The Registrant determined that both the preferred issuance price and common stock secondary trades should be included in the valuation under the non-IPO scenario and a judgmental weighting should be applied. Given that the Registrant’s capital structure includes both common stock and preferred stock (with liquidation preferences), including both the common stock secondary trades and preferred stock issue price would be more representative of the fair value of the Registrant in a non-IPO scenario. For example, had the Registrant only used the common stock value, the result would have suggested that the fair value of the Registrant’s preferred stock was substantially higher than actual observable market data for this equity instrument. The Registrant did not believe this was a logical outcome and that instead an approach that weighted the various contemporaneous observable market data for the Registrant’s equity instruments provided a better estimate of fair value in a non-IPO scenario.

2)	The Registrant applied a reverse OPM to both common and preferred stock observable market data to derive values for each using the same valuation model. The Registrant noted that the common stock reverse OPM indicated a higher enterprise value than the common secondary price given the significant liquidation preferences of the preferred stock in a non-IPO scenario. The Registrant chose to use the reverse OPM value rather than the common stock secondary price as this model factors the liquidation preferences of the preferred stock in a non-IPO scenario.

Based on the factors above, the Registrant concluded that in a non-IPO exit scenario, observable market data for all of the Registrant’s equity instruments should be included in determining the value for each equity instrument.

In an IPO scenario, the Registrant used the Series D preferred stock issue price for all securities, which was higher than the prices in the common stock secondary market trades.

February 19, 2013

Business

Customers, page 83

4.	We note your response to prior comment 12. Please clarify here and elsewhere as appropriate your statement that Hewlett Packard has not “qualified” your 6000 Series Flash Memory Arrays. It is unclear whether Hewlett Packard is still testing your 6000 Series Flash Memory Arrays or if they have decided that they will not carry the product for the foreseeable future.

Response: In response to the Staff’s comment, the Registrant has revised its disclosure on page 19, 45 and 83.

Management

Employment Arrangements, page 92

5.	Your response to prior comment 13 indicates that Mr. Brasile’s 2009 employment agreement allows for a targeted annual bonus of 100% of his base salary. In your summary compensation table, you disclose that Mr. Brasile’s salary for the fiscal year 2012 was $300,000, yet his bonus was $1,275,000. Please revise to clarify whether, pursuant to his 2009 employment agreement, the board had the discretion to increase his bonus beyond the 100% of base salary target. Please also revise to clarify the base salary and annual bonus authorized by the board in fiscal year 2012 and the criteria used to set these amounts.

Response: In response to the Staff’s comment, the Registrant has revised its disclosure on pages 91 and 92.

* * *

The Registrant acknowledges the following:

•	the Registrant is responsible for the adequacy and accuracy of the disclosure in the filing;

•	staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

February 19, 2013

•	the Registrant may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

We would be pleased to answer your questions or provide you with any additional information. Please contact the undersigned at (650) 233-4754. You may also direct any further comments via facsimile at (650) 233-4545.

Very truly yours,

/s/ James J. Masetti

James J. Masetti

cc:	Heidi E. Mayon, Esq.

Pillsbury Winthrop Shaw Pittman LLP